ORDINARY SHARES	6 Months Ended
Sep. 30, 2021
ORDINARY SHARES
ORDINARY SHARES

18. ORDINARY SHARES

As of March 31, 2021 and September 30, 2021, 10,000,000,000 and 9,000,000,000 ordinary shares had been authorized respectively. A total of 1,186,236,986 ordinary shares, par value US$0.0001 per share, consists of 1,145,427,125 Class A ordinary shares and 40,809,861 Class B ordinary shares, had been issued and outstanding as of September 30, 2021. A total of 1,112,431,559 ordinary shares, par value US$0.0001 per share, consists of 1,071,621,698 Class A ordinary shares and 40,809,861 Class B ordinary shares, had been issued and outstanding as of March 31, 2021. 40,809,861 ordinary shares were redesignated to Class B ordinary shares with super voting power (one share with ten votes) granted to Mr. Kun Dai, Founder and CEO of the Group, upon the completion of the IPO.

The Company issued and granted 17,742,890 restricted shares to Mr. Kun Dai on May 14, 2018. The restricted shares were vested immediately upon consummation of the IPO. On May 25, 2018, one of the Company’s executive officers exercised his vested stock options to acquire 3,333,330 ordinary shares of the Company. In addition, the Company also offered vesting acceleration to that executive officer’s 1,666,670 unvested stock options on May 25, 2018 and the executive officer also exercised such stock options to acquire 1,666,670 ordinary shares of the Company. Besides of which, certain option holders exercised their stock options and acquired 3,479,505 ordinary shares.

Immediately prior to the completion of the IPO, all classes of preferred shares of the Company were converted and redesignated as 743,343,820 Class A ordinary shares on a one-for-one basis, all ordinary shares of the Company were redesignated as Class B ordinary share. Mr. Kun Dai, founder, chairman and chief executive officer of the Company, will be deemed to beneficially own all of our issued Class B ordinary shares

On June 27, 2018, the Company completed its IPO on NASDAQ Global Select Market. The Company offered 75,000,000 Class A ordinary shares which represented 25,000,000 ADS.

Pursuant to an agreement entered into by the Company with Mr. Kun Dai and Xin Gao Group on May 28, 2018, Mr. Kun Dai and Xin Gao Group agreed to surrender and deliver 37,990,839 shares held by Xin Gao Group to the Company, and the Company agreed to accept these surrendered shares to settle all the outstanding principal and interest accrued of the loan due from Xin Gao Group, Mr. Kun Dai and Gao Li Group.

Fairlubo Share Swap represents the issuance of 13,026,713 Class A ordinary shares upon the conversion of Fairlubo shares held by certain Fairlubo shareholders upon completion of this offering, at an initial public offering price of US$9.00 per ADS.

On July 23, 2020, certain convertible notes holders, including PacificBridget Diamond, amended the terms of the convertible notes in an aggregate principal amount of US$50 million that the Company issued between July and November 2019, and a total of RMB121.1 million inducement charge was recorded due to the amendment of conversation price. Those convertible notes holders converted all the convertible notes it held into 136,279,973 Class A ordinary shares.

On October 6, 2020, the Company separately entered into definitive agreements with two investors, pursuant to which the Company issued and sold an aggregate of 84,692,839 Class A ordinary shares to these investors through private placements for an aggregate purchase price of approximately US$25 million. The transaction was closed in October 2020.

In June 2021, the Company entered into a supplemental agreement with 2024 Notes holders. Pursuant to the supplemental agreement, 30% of the outstanding 2024 Notes principal amount would be converted into a total of 66,990,291 Class A ordinary shares at a price of US$1.03 per Class A ordinary share upon the first closing. On July 12, 2021, aforementioned conversion was completed and a total of 66,990,291 Class A ordinary shares were issued.